Aug-2002	1998-A	Page 1

Exhibit 99.7

MONTHLY STATEMENT TO CERTIFICATEHOLDERS
SERIES 1998-A
CC MASTER CREDIT CARD TRUST II
(Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:	$2,602,535,610.14
Beginning of the Month Finance Charge Receivables:	$134,564,716.92
Beginning of the Month Discounted Receivables:	$0.00
Beginning of the Month Total Receivables:	$2,737,100,327.06

Removed Principal Receivables:	$0.00
Removed Finance Charge Receivables:	$0.00
Removed Total Receivables:	$0.00

Additional Principal Receivables:	$0.00
Additional Finance Charge Receivables:	$0.00
Additional Total Receivables:	$0.00

Discounted Receivables Generated this Period:	$0.00

End of the Month Principal Receivables:	$2,600,198,200.61
End of the Month Finance Charge Receivables:	$133,319,799.76
End of the Month Discounted Receivables:	$0.00
End of the Month Total Receivables:	$2,733,518,000.37

Special Funding Account Balance	$0.00
Aggregate Adjusted Invested Amount (all Master Trust II Series)	$1,307,400,000.00
End of the Month Transferor Amount	$1,292,798,200.61
End of the Month Transferor Percentage	49.72%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:

30-59 Days Delinquent	$61,702,423.03
60-89 Days Delinquent	$39,967,329.88
90+ Days Delinquent	$77,526,273.18

Total 30+ Days Delinquent	$179,196,026.09
Delinquent Percentage	6.56%

Defaulted Accounts During the Month	$15,679,363.95
Annualized Default Percentage	7.23%

Aug-2002	1998-A	Page 2

Principal Collections	$291,621,307.65
Principal Payment Rate	11.21%

Total Payment Rate	12.05%

INVESTED AMOUNTS

Class A Initial Invested Amount	$370,500,000.00
Class B Initial Invested Amount	$57,000,000.00
Class C Initial Invested Amount	$47,500,000.00

INITIAL INVESTED AMOUNT	$475,000,000.00

Class A Invested Amount	$468,000,000.00
Class B Invested Amount	$72,000,000.00
Class C Invested Amount	$60,000,000.00

INVESTED AMOUNT	$600,000,000.00

Class A Adjusted Invested Amount	$468,000,000.00
Class B Adjusted Invested Amount	$72,000,000.00
Class C Adjusted Invested Amount	$60,000,000.00

ADJUSTED INVESTED AMOUNT	$600,000,000.00

PREFUNDED AMOUNT	$0.00

FLOATING ALLOCATION PERCENTAGE	23.05%
PRINCIPAL ALLOCATION PERCENTAGE	23.05%

Class A Principal Allocation Percentage	78.00%
Class B Principal Allocation Percentage	12.00%
Class C Principal Allocation Percentage	10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES DURING THE MONTHLY PERIOD ALLOCATED TO SERIES 1998-A	$67,231,658.20

COLLECTIONS OF FINANCE CHARGE RECEIVABLES DURING THE MONTHLY PERIOD ALLOCATED TO SERIES 1998-A	$8,832,031.54

MONTHLY SERVICING FEE	$750,000.00

INVESTOR DEFAULT AMOUNT	$3,614,789.49

Aug-2002	1998-A	Page 3

CLASS A AVAILABLE FUNDS

CLASS A FLOATING ALLOCATION PERCENTAGE	78.00%

Class A Finance Charge Collections	$7,473,984.62
Other Amounts	$0.00

TOTAL CLASS A AVAILABLE FUNDS	$7,473,984.62

Class A Monthly Interest	$802,880.00
Class A Servicing Fee	$585,000.00
Class A Investor Default Amount	$2,819,535.80

TOTAL CLASS A EXCESS SPREAD	$3,266,568.82

CLASS A REQUIRED AMOUNT	$0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING ALLOCATION PERCENTAGE	12.00%

Class B Finance Charge Collections	$1,149,843.79
Other Amounts	$0.00

TOTAL CLASS B AVAILABLE FUNDS	$1,149,843.79

Class B Monthly Interest	$139,520.00
Class B Servicing Fee	$90,000.00

TOTAL CLASS B EXCESS SPREAD	$920,323.79
CLASS B INVESTOR DEFAULT AMOUNT	$433,774.74
CLASS B REQUIRED AMOUNT	$433,774.74

CLASS C FLOATING ALLOCATION PERCENTAGE	10.00%

CLASS C MONTHLY SERVICING FEE	$75,000.00

Aug-2002	1998-A	Page 4

EXCESS SPREAD

TOTAL EXCESS SPREAD	$5,070,095.74

Excess Spread Applied to Class A Required Amount	$0.00

Excess Spread Applied to Class A Investor Charge Offs	$0.00

Excess Spread Applied to Class B Required Amount	$433,774.74

Excess Spread Applied to Reductions of Class B Invested Amount	$0.00

Excess Spread Applied to Class C Required Amount	$509,745.62

Excess Spread Applied to Reductions of Class C Invested Amount	$0.00

Excess Spread Applied to Monthly Cash Collateral Fee	$125,000.00

Excess Spread Applied to Cash Collateral Account	$0.00

Excess Spread Applied to Spread Account	$0.00

Excess Spread Applied to Reserve Account	$3,000,000.00

Excess Spread Applied to other amounts owed to Cash Collateral Depositor	$0.00

Excess Spread Applied to other amounts owed to Spread Account Residual Interest Holders	$0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR GROUP I	$1,001,575.38

Aug-2002	1998-A	Page 5

EXCESS FINANCE CHARGE COLLECTIONS — GROUP I

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES IN GROUP I	$6,928,495.39

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO SERIES 1998-A	$0.00

Excess Finance Charge Collections applied to Class A Required Amount	$0.00

Excess Finance Charge Collections applied to Class A Investor Charge Offs	$0.00

Excess Finance Charge Collections applied to Class B Required Amount	$0.00

Excess Finance Charge Collections applied to Reductions of Class B Invested Amount	$0.00

Excess Finance Charge Collections applied to Class C Required Amount	$0.00

Excess Finance Charge Collections applied to Reductions of Class C Invested Amount	$0.00

Excess Finance Charge Collections applied to Monthly Cash Collateral Fee	$0.00

Excess Finance Charge Collections applied to other amounts owed Cash Collateral Depositor	$0.00

Excess Finance Charge Collections applied to other amounts owed to Spread Account Residual Interest Holders	$0.00

YIELD AND BASE RATE

Base Rate (Current Month)	4.05%
Base Rate (Prior Month)	4.10%
Base Rate (Two Months Ago)	4.10%

THREE MONTH AVERAGE BASE RATE	4.08%

Portfolio Yield (Current Month)	11.93%
Portfolio Yield (Prior Month)	11.76%
Portfolio Yield (Two Months Ago)	11.49%

THREE MONTH AVERAGE PORTFOLIO YIELD	11.73%

Aug-2002	1998-A	Page 6

PRINCIPAL COLLECTIONS

TOTAL PRINCIPAL COLLECTIONS	$67,231,658.20

INVESTOR DEFAULT AMOUNT	$3,614,789.49

REALLOCATED PRINCIPAL COLLECTIONS
Allocable to Class C Interests	$0.00
Allocable to Class B Certficates	$0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER SERIES	0.00

CLASS A SCHEDULED ACCUMULATION —
Controlled Accumulation Amount	$0.00
Deficit Controlled Accumulation Amount	$0.00
CONTROLLED DEPOSIT AMOUNT	$0.00

CLASS B SCHEDULED ACCUMULATION —
Controlled Accumulation Amount	$0.00
Deficit Controlled Accumulation Amount	$0.00
CONTROLLED DEPOSIT AMOUNT	$0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL SHARING	$70,846,447.69

INVESTOR CHARGE OFFS

CLASS A INVESTOR CHARGE OFFS	$0.00
CLASS B INVESTOR CHARGE OFFS	$0.00
CLASS C INVESTOR CHARGE OFFS	$0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED	$0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED	$0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED	$0.00

CASH COLLATERAL ACCOUNT
Required Cash Collateral Amount	$18,000,000.00
Available Cash Collateral Amount	$18,000,000.00

TOTAL DRAW AMOUNT	$0.00
CASH COLLATERAL ACCOUNT SURPLUS	$0.00

First USA Bank, National Association as Servicer

By:	/s/ Michael J. Grubb
Michael J. Grubb First Vice President